                                 Exhibit 24.1
                              Powers of Attorney

CONFORMED

                              POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Richard P. Meduski and Nicholas B. Mason, and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion of Connecticut Bankshares, M.H.C. and the Registration Statement on Form S-1 by Connecticut Bancshares, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Connecticut Department of Banking, the Federal Deposit Insurance Corporation, the Federal Reserve Board and the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                     DATE
     ----                                                     ----

/s/ Richard P. Meduski                                  November 12, 1999
------------------------------
Richard P. Meduski
President, Chief Executive Officer and Director
(principal executive officer)
Connecticut Bancshares, Inc.

President
(principal executive officer)
Connecticut Bankshares, M.H.C.

/s/ Nicholas B. Mason                                   November 12, 1999
-----------------------
Nicholas B. Mason
Senior Vice President and Chief
Financial Officer
(principal accounting and financial officer)
Connecticut Bancshares, Inc.

Senior Vice President and Chief
Financial Officer
(principal accounting and financial officer)
Connecticut Bankshares, M.H.C.

/s/ Thomas A. Bailey                                    November 12, 1999
-------------------------------
Thomas A. Bailey
Chairman of the Board and Director
Connecticut Bancshares, Inc.

Chairman of the Board and Director
Connecticut Bankshares, M.H.C.

/s/ A. Paul Berte                                       November 12, 1999
------------------------------------
A. Paul Berte
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Timothy J. Devanney                                 November 12, 1999
------------------------------------
Timothy J. Devanney
Director
Connecticut Bancshares, Inc.

/s/ M. Adler Dobkin                                     November 12, 1999
------------------------------------
M. Adler Dobkin
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Sheila B. Flanagan                                  November 12, 1999
------------------------------------
Sheila B. Flanagan
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ John D. LaBelle, Jr.                                November 12, 1999
-----------------------------
John D. LaBelle, Jr.
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Michael B. Lynch                                    November 30, 1999
------------------------------
Michael B. Lynch
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Eric A. Marziali                                    November 12, 1999
--------------------------------
Eric A. Marziali
Director
Connecticut Bancshares, Inc.

/s/ Jon L. Norris                                       November 12, 1999
--------------------------------
Jon L. Norris
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ William D. O'Neill                                  November 12, 1999
--------------------------------
William D. O'Neill
Director
Connecticut Bancshares, Inc.

/s/ Laurence P. Rubinow                                 November 12, 1999
--------------------------------
Laurence P. Rubinow
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ John G. Sommers                                     November 12, 1999
------------------------------
John G. Sommers
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Thomas E. Toomey                                    November 30, 1999
------------------------------
Thomas E. Toomey
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.

/s/ Gregory S. Wolff                                    November 12, 1999
-------------------------------
Gregory S. Wolff
Director
Connecticut Bancshares, Inc.

Director
Connecticut Bankshares, M.H.C.